                                                   SCHEDULE 14A
                                      Information Required in Proxy Statement
                                                  (Rule 14a-101)
                                             SCHEDULE 14A INFORMATION
                            Proxy Statement Pursuant to Section 14(a) of the Securities
                                               Exchange Act of 1934
                                                 (Amendment No. )

Filed by the Registrant                                                /X/
Filed by a Party other than the Registrant                             /   /

Check the appropriate box:

/    /   Preliminary Proxy Statement

/   /    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/      Definitive Proxy Statement
/X/      Definitive Additional Materials

/   /    Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                                           OPPENHEIMER SERIES FUND, INC.

                                 (Name of Registrant as Specified in its Charter)

                                                Philip T. Masterson

                                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2)
         or Schedule 14A.
/  /     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3)      Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

/ /      Fee paid previously with preliminary materials.
/  /     Check box if any part of the fee is offset as provided by Exchange  Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:  Schedule 14A

(3)      Filing Party: Philip T. Masterson

(4)      Date Filed:  August 2, 2002

SeriesInce_Sched14A-Def_0702.doc

PROXY CARD                                  OPPENHEIMER SERIES FUND, INC. on behalf of its series,
---------------------------------------------------------------------------------------------------------------------------

PROXY CARD
----------
                                     OPPENEHIMER DISCIPLINED ALLOCATION FUND
                                     ----------------------------------------

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2002

The  undersigned,  revoking prior proxies,  hereby  appoints  Robert Zack,  Brian Wixted,  Katherine  Feld,  Denis
Molleur,  and Kathleen  Ives, and each of them, as  attorneys-in-fact  and proxies of the  undersigned,  with full power of  substitution,  to vote  shares  held in the name of the  undersigned  on the record  date at the Special
Meeting of Shareholders of Oppenheimer  Disciplined  Allocation Fund (the "Fund"),  a series of Oppenheimer Series
Fund, Inc. (the  "Company"),  to be held at 6803 South Tucson Way,  Englewood,  Colorado,  80112, on September 24,
2002, at 1:00 P.M.  Mountain time, or at any adjournment  thereof,  upon the proposals  described in the Notice of
Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is  solicited  on behalf of the  Company's  Board of  Directors,  and all  proposals  (set forth on the reverse  side of this proxy card) have been  proposed by the Board of  Directors.  When  properly  executed,  this proxy will be voted as  indicated  on the reverse  side or "FOR" a proposal if no choice is  indicated.  The proxy will be voted in  accordance  with the proxy  holders' best judgment as to any other matters that may arise at the
Meeting.

                                                                         VOTE VIA THE TELEPHONE:  1-800-597-7836
                                                                         CONTROL NUMBER:  999  9999  9999  999

                                                                         Note:  Please sign this proxy  exactly
                                                                         as your name or names  appear  hereon.
                                                                         Each   joint   owner    should   sign.
                                                                         Trustees and other fiduciaries  should
                                                                         indicate  the  capacity  in which they
                                                                         sign.  If a  corporation,  partnership
                                                                         or  other   entity,   this   signature
                                                                         should  be that  of a duly  authorized
                                                                         individual  who  should  state  his or
                                                                         her title.

                                                                         Signature

                                                                         Signature of joint owner, if any

                                                                         Date
                                                                                             ---------

    PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED
                                              ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1.   To elect a Board of Directors:

     01  Leon Levy                  02  Donald W. Spiro                03  John V. Murphy
     04  Robert G. Galli            05  Phillip A. Griffiths           06  Benjamin Lipstein
     07  Elizabeth B. Moynihan              08  Kenneth A. Randall              09  Edward V. Regan
     10  Russell S. Reynolds, Jr.           11  Clayton K. Yeutter

     If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and write the nominee's number on the line provided below.  Your shares will be voted for the remaining nominee(s).

2.   To approve the elimination or amendment of certain fundamental investment policies of the Fund:
A.       Purchasing Restricted or Illiquid Securities
B.       Purchasing Securities on Margin and Making Short Sales
C.       Investing in a Company for the Purpose of Exercising Control
D.       Investing in Oil, Gas or Other Mineral Exploration or Development Programs, Commodities and Real Estate
E.       Entering into Reverse Repurchase Agreements
F.       Investing in Securities of Foreign Issuers
G.       Industry Concentration
H.       Investing in Other Investment Companies
I.       Writing, Purchasing or Selling Puts, Calls or Combinations Thereof
J.       Borrowing
     Pledging, Mortgaging and Hypothecating of Assets
L.       Lending
M.       Diversification

  FOR             AGAINST              FOR  ALL
   ALL                     ALL                    EXCEPT

   [  ]          [  ]          [  ]   1.

  FOR             AGAINST     ABSTAIN

   [  ]         [  ]           [  ]   2. A
   [  ]         [  ]           [  ]   2. B
   [  ]         [  ]           [  ]   2. C
   [  ]         [  ]           [  ]   2. D
   [  ]         [  ]           [  ]   2. E
   [  ]         [  ]           [  ]   2. F
   [  ]         [  ]           [  ]   2. G
   [  ]         [  ]           [  ]   2. H
   [  ]         [  ]           [  ]   2. I
   [  ]         [  ]           [  ]   2. J
   [  ]         [  ]           [  ]   2. K
   [  ]         [  ]           [  ]   2. L
   [  ]         [  ]           [  ]   2. M

PROXY CARD                                  OPPENHEIMER SERIES FUND, INC. on behalf of its series,
---------------------------------------------------------------------------------------------------------------------------

PROXY CARD
----------
                                              OPPENHEIMER VALUE FUND
                                              ----------------------

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2002

The  undersigned,  revoking prior proxies,  hereby  appoints  Robert Zack,  Brian Wixted,  Katherine  Feld,  Denis
Molleur,  and Kathleen  Ives, and each of them, as  attorneys-in-fact  and proxies of the  undersigned,  with full power of  substitution,  to vote  shares  held in the name of the  undersigned  on the record  date at the Special
Meeting of Shareholders  of Oppenheimer  Value Fund (the "Fund"),  a series of Oppenheimer  Series Fund, Inc. (the
"Company"),  to be held at 6803 South Tucson Way, Englewood,  Colorado, 80112, on September 24, 2002, at 1:00 P.M.
Mountain  time,  or at any  adjournment  thereof,  upon the  proposals  described  in the  Notice of  Meeting  and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is  solicited  on behalf of the  Company's  Board of  Directors,  and all  proposals  (set forth on the reverse  side of this proxy card) have been  proposed by the Board of  Directors.  When  properly  executed,  this proxy will be voted as  indicated  on the reverse  side or "FOR" a proposal if no choice is  indicated.  The proxy will be voted in  accordance  with the proxy  holders' best judgment as to any other matters that may arise at the
Meeting.

                                                                         VOTE VIA THE TELEPHONE:  1-800-597-7836
                                                                         CONTROL NUMBER:  999  9999  9999  999

                                                                         Note:  Please sign this proxy  exactly
                                                                         as your name or names  appear  hereon.
                                                                         Each   joint   owner    should   sign.
                                                                         Trustees and other fiduciaries  should
                                                                         indicate  the  capacity  in which they
                                                                         sign.  If a  corporation,  partnership
                                                                         or  other   entity,   this   signature
                                                                         should  be that  of a duly  authorized
                                                                         individual  who  should  state  his or
                                                                         her title.

                                                                         Signature

                                                                         Signature of joint owner, if any

                                                                         Date
                                                                                             ---------

    PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED
                                              ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1.   To elect a Board of Directors:

     01  Leon Levy                  02  Donald W. Spiro                03  John V. Murphy
     04  Robert G. Galli            05  Phillip A. Griffiths           06  Benjamin Lipstein
     07  Elizabeth B. Moynihan              08  Kenneth A. Randall              09  Edward V. Regan
     10  Russell S. Reynolds, Jr.           11  Clayton K. Yeutter

     If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and write the nominee's number on the line provided below.  Your shares will be voted for the remaining nominee(s).

2.   To approve the elimination or amendment of certain fundamental investment policies of the Fund:
N.       Purchasing Restricted or Illiquid Securities
O.       Purchasing Securities on Margin and Making Short Sales
P.       Investing in a Company for the Purpose of Exercising Control
Q.       Investing in Oil, Gas or Other Mineral Exploration or Development Programs, Commodities and Real Estate
R.       Entering into Reverse Repurchase Agreements
S.       Investing in Securities of Foreign Issuers
T.       Industry Concentration
U.       Investing in Other Investment Companies
V.       Writing, Purchasing or Selling Puts, Calls or Combinations Thereof
W.       Borrowing
     Pledging, Mortgaging and Hypothecating of Assets
Y.       Lending
Z.       Diversification

  FOR             AGAINST              FOR  ALL
   ALL                     ALL                    EXCEPT

   [  ]          [  ]          [  ]   1.

  FOR             AGAINST     ABSTAIN

   [  ]         [  ]           [  ]   2. A
   [  ]         [  ]           [  ]   2. B
   [  ]         [  ]           [  ]   2. C
   [  ]         [  ]           [  ]   2. D
   [  ]         [  ]           [  ]   2. E
   [  ]         [  ]           [  ]   2. F
   [  ]         [  ]           [  ]   2. G
   [  ]         [  ]           [  ]   2. H
   [  ]         [  ]           [  ]   2. I
   [  ]         [  ]           [  ]   2. J
   [  ]         [  ]           [  ]   2. K
   [  ]         [  ]           [  ]   2. L
   [  ]         [  ]           [  ]   2. M

                                                        ii

                                           OPPENHEIMER SERIES FUND, INC.
                                              On Behalf of its Series
                                    Oppenheimer Disciplined Allocation Fund and
                                              Oppenheimer Value Fund

                                    6803 South Tucson Way, Englewood, CO 80112

                               Notice Of Special Meeting Of Shareholders To Be Held

                                                September 24, 2002

To the Shareholders of Oppenheimer Disciplined Allocation Fund and Oppenheimer Value Fund:

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of Oppenheimer Disciplined
Allocation Fund and Oppenheimer Value Fund (individually a "Fund", and collectively the "Funds"), each a series of Oppenheimer Series Fund, Inc. (the "Company") will be held at 6803 South Tucson Way, Englewood, Colorado,
80112, at 1:00 P.M. Mountain time, on September 24, 2002.

During the Meeting, shareholders of the Funds will vote on the following proposals and sub-proposals:

1.       To elect a Board of Directors;

2.       To approve the elimination or amendment of certain fundamental investment policies of the Funds; and

3.       To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on July 1, 2002 are entitled to vote at the meeting. The proposals and sub-proposals are more fully discussed in the attached Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Company's Board of
Directors recommends a vote to elect each of the nominees as Director and in favor of each proposal. WE URGE YOU
TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

Robert G. Zack, Secretary
August 6, 2002

                                     PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
                             YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
205/375

                                                        ii
                                                         i
                                                 TABLE OF CONTENTS

                                                                                                          Page

Questions and Answers                                                                                     ii

Proxy Statement
1

Proposal 1:       To Elect a Board of Directors

2

Introduction to Proposal 2

                  15

Proposal 2:       To approve the elimination or amendment of certain fundamental
                  16
                  investment policies of the Funds

Information About the Funds

33

Further Information About Voting and the Meeting

36

Other Matters                                                                                    40

                                           OPPENHEIMER SERIES FUND, INC.
                                              On Behalf of its Series
                                    Oppenheimer Disciplined Allocation Fund and
                                              Oppenheimer Value Fund

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.       Who is Asking for My Vote?

         A.       The Board of Directors of Oppenheimer Series Fund, Inc. (the "Company"), on behalf of its series, Oppenheimer Disciplined
                  Allocation Fund and Oppenheimer Value Fund (each a "Fund" and collectively the "Funds"), has asked that you vote on several matters at the Special Meeting of Shareholders to be held on
                  September 24, 2002.

Q.       Who is Eligible to Vote?

A.       Shareholders of record at the close of business on July 1, 2002 are entitled to vote at the Meeting or any adjournment of the Meeting. Shareholders are entitled to cast one vote per share (and a fractional vote for a fractional share) with respect to each matter presented at the Meeting.
                  Shareholders of both Funds will vote together on the election of Directors, and separately on the remaining proposals. It is expected that the Notice of Meeting, Proxy Ballot and Proxy
                  Statement will be mailed to shareholders of record on or about August 6, 2002.

Q.       On What Matters Am I Being Asked to Vote?

A.       You are being asked to vote on the following proposals:

1.       To elect a Board of Directors; and

2.       To approve the elimination or amendment of certain fundamental investment policies of the Funds.

Q.       How do the Directors Recommend that I Vote?

A.       The Directors recommend that you vote:

1.       FOR election of all nominees for Director; and

2.       FOR the elimination or amendment of each fundamental investment policy proposed to be eliminated or amended, as the case may be.

Q.       What are the Reasons for the Proposed Changes to Some of the Funds' Fundamental Investment Policies?

A.       Some of the Funds' current policies reflect regulations that no longer apply to the Funds.  In other cases, the policies are more stringent than current regulations require.  The Funds' Directors and the Funds' investment manager, OppenheimerFunds, Inc., believe that the proposed changes to the Funds' investment policies will benefit shareholders by allowing the Funds more flexibility to adapt to future changes in the investment environment and increasing the Funds' ability to take advantage of investment opportunities.
         Q.       How Can I Vote?

A.       You can vote in three (3) different ways:

o        By mail, with the enclosed ballot
o        In person at the Meeting (if you are a record owner)
o        By telephone (please see the insert for instructions)

                      Voting by telephone is convenient and can help reduce each Fund's expenses.  Whichever
                                             ----------     ------------------------------------
                      method you choose, please take the time to read the full text of the proxy statement before you vote.

                  Please be advised that the deadline for voting by telephone is 3:00 p.m. Eastern time ("ET") on the last business day before the Meeting.

Q.       How Will My Vote Be Recorded?

A.       Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the
                  Directors' recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further Information About Voting and the Meeting" section of the Proxy Statement.

Q.       How Can I Revoke My Proxy?

A.       You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy ballot that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person if you are a record owner.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m. (ET) on the last business day before the Meeting.

Q.       How Can I Get More Information About the Funds?

                  Copies of each Fund's annual report, dated October 31, 2001, and each Fund's semi-annual report, dated April 30, 2002, have previously been mailed to Shareholders. If you would like to have copies of either of the Fund's most recent annual or semi-annual reports sent to you free of charge, please call us toll-free at 1.800.708.7780, write to the Fund at OppenheimerFunds
                  Services, P.O. Box 5270, Denver, Colorado 80217-5270 or visit the Oppenheimer funds website at
                  www.oppenheimerfunds.com.

         Q.       Whom Do I Call If I Have Questions?

A.       Please call us at 1.800.708.7780 with any questions.

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters presented at the Meeting.  If you have any questions, please call us at 1.800.708.7780.

                                           OPPENHEIMER SERIES FUND, INC.
                                              On Behalf of its Series
                                    Oppenheimer Disciplined Allocation Fund and
                                              Oppenheimer Value Fund

                                                  PROXY STATEMENT

                                          Special Meeting of Shareholders
                                           To Be Held September 24, 2002

This statement is furnished to the shareholders of Oppenheimer Disciplined Allocation Fund and Oppenheimer Value Fund
(the "Funds"), each a series of Oppenheimer Series Fund, Inc. (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies to be used at a special meeting of shareholders (the
"Meeting").  The Meeting is to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M. Mountain
time, on September 24, 2002, or any adjournment thereof. It is expected that the mailing of this Proxy Statement will be made on or about August 6, 2002.

                                               SUMMARY OF PROPOSALS

------- ------------------------------------------------------------------------ -----------------------------------
        Proposal                                                                 Shareholders  Authorized  to  Vote
                                                                                 on the Proposals
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
1.      To Elect a Board of Directors                                            Shareholders  of Both Funds Voting
                                                                                 Together
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
2.      To  Approve  the  Elimination  or  Amendment  of  Certain   Fundamental
        Investment Policies of Each Fund
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        A. Purchasing Restricted or Illiquid Securities                          Shareholders  of Each Fund  Voting
                                                                                 Separately
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        B. Purchasing Securities on Margin and Making Short Sales                Shareholders  of Each Fund  Voting
                                                                                 Separately
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------

        C. Investing in a Company for the Purpose of Exercising Control          Shareholders  of Each Fund  Voting
                                                                                 Separately

------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        D.  Investing in Oil, Gas or Other Mineral  Exploration  or Development  Shareholders  of Each Fund  Voting
             Programs, Commodities and Real Estate                               Separately
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        E. Entering into Reverse Repurchase Agreements                           Shareholders  of Each Fund  Voting
                                                                                 Separately
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        F. Investing in Securities of Foreign Issuers                            Shareholders  of Each Fund  Voting
                                                                                 Separately
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        G. Industry Concentration                                                Shareholders  of Each Fund  Voting
                                                                                 Separately
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        H. Investing in Other Investment Companies                               Shareholders  of Each Fund  Voting
                                                                                 Separately
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        I. Writing, Purchasing or Selling Puts, Calls or Combinations Thereof    Shareholders  of Each Fund  Voting
                                                                                 Separately
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        J. Borrowing                                                             Shareholders  of Each Fund  Voting
                                                                                 Separately
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------

        K. Pledging, Mortgaging or Hypothecating of Assets                       Shareholders  of Each Fund  Voting
                                                                                 Separately

------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        L. Lending                                                               Shareholders  of Each Fund  Voting
                                                                                 Separately
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        M. Diversification                                                       Shareholders  of Each Fund  Voting
                                                                                 Separately
------- ------------------------------------------------------------------------ -----------------------------------

                                         PROPOSAL 1: ELECTION OF DIRECTORS

         Each Fund is a series of the Company, which is governed by a Board of Directors.  Therefore, the Funds are both governed by the same Board of Directors.

         At the Meeting, eleven (11) Directors are to be elected.  If elected, the Directors will serve indefinite terms until a special shareholder meeting is called for the purpose of voting for Directors and/or until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Funds that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of all of the nominees named below.

         As a Maryland corporation, the Company is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Directors.  As a result, if elected, the Directors will hold office until the next meeting of shareholders called for the purpose of electing Directors and/or until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board of Directors may, in its discretion, select another person to fill the vacant position.

         Although the Company will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a
Director or to take other action described in the Company's Articles of Incorporation. Also, if at any time, less than a majority of the directors holding office has been elected by the shareholders, the Directors then in office will promptly call a shareholders' meeting for the purpose of electing Directors.

         Each of the nominees currently serves as a Director of the Company.  Each of the nominees has consented to be named as such in this proxy statement and to serve as Director if elected.  Each of the Directors serves as trustee or director of other funds in the Oppenheimer family of funds.  These other Oppenheimer funds are referred to as "Board I Funds" in this proxy statement.

         Except for Mr. Murphy, each of the Directors is an independent director of the Company ("Independent
Director").  Mr. Murphy is an "interested director" (as that term is defined in the Investment Company Act of
1940, referred to in this Proxy Statement as the "1940 Act") of the Company, because he is affiliated with
OppenheimerFunds, Inc. (the "Manager").  Mr. Murphy is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.  He was elected as a Director of the Company with the understanding that in the event he ceases to be the chief executive officer of the
Manager, he will resign as a director of the Company and the other Board I Funds for which he is a trustee or director.

         Mr. Reynolds has reported he has a controlling interest in The Directorship Search Group, Inc. ("The
Directorship Search Group"), a director and executive recruiting firm that provided consulting services to
Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees aggregating $75,000 from July
1, 1999 through December 31, 2001, an amount representing less than 5% of the annual revenues of The Directorship
Search Group, Inc. Mr. Reynolds estimates that The Directorship Search Group will bill Massachusetts Mutual Life
Insurance Company $150,000 for services to be provided during the calendar year 2002

         The Independent Directors have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship Search Group and Massachusetts Mutual Life Insurance Company
were not material business or professional relationships that would compromise Mr. Reynolds' status as an
Independent Director.  Nonetheless, to assure certainty as to determinations of the Board and the Independent
Directors as to matters upon which the 1940 Act or the rules thereunder require approval by a majority of
Independent Directors, Mr. Reynolds will not be counted for purposes of determining whether a quorum of
Independent Directors was present or whether a majority of Independent Directors approved the matter.

         Messrs. Galli and Spiro have had no material business or professional relationship with the Manager or its affiliates within the past two fiscal years.  However, within the past five years and before becoming
Independent Directors they had been officers of the Manager and owned shares of its parent company.  In 1997, Mr.
Galli sold his remaining shares of the Manager's parent company for a cash payment of approximately $7,851,200.
In 1997, Mr. Spiro sold shares of the Manager's parent company for a cash payment of approximately $9,814,000.
In 1999, Mr. Spiro sold his remaining shares of the Manager's parent company for a cash payment of approximately
$9,399,000.

         The Company's Directors and officers, their positions with the Funds and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below. All information is as of May 3, 2002, except as otherwise indicated.

Nominees for Independent Director

----------------------------------------------------------------------------------------------------------------------------

Name, Address,1 Age,    Principal Occupation(s) During Past 5 Years /    Dollar Range of     Aggregate
                                                                                            Dollar Range
                                                                              Shares         of Shares
                                                                           Beneficially     Beneficially
                                                                           Owned in the     Owned in the
Position(s) Held with   Other Trusteeships/Directorships Held by            following      Board I Funds
Funds and Length of     Nominee / Number of Portfolios in Fund Complex     Oppenheimer      Overseen by
Service2                Overseen by Nominee                                   funds:          Nominee

----------------------------------------------------------------------------------------------------------------------------
--------------------- ----------------------------------------------------------- -------------- ---------- --------------

                                                                                   Disciplined   Value
                                                                                   Allocation
                                                                                      Fund         Fund

--------------------- ----------------------------------------------------------- -------------- ---------- --------------
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
Leon Levy, Chairman   General  Partner of  Odyssey  Partners,  L.P.  (investment       $0           $0          None
of the Board of       partnership)  (since  1982) and  Chairman  of the Board of
Directors             Avatar  Holdings,  Inc. (real estate  development)  (since
Director since 1996   1981).  Oversees  31  portfolios  in the  OppenheimerFunds
Age: 76               complex.
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
----------------------------------------------------------------------------------------------------------------------------

Robert G. Galli,        A  director  or  trustee  of other  Oppenheimer         $0               $0        Over $100,000
Director since 1996     funds.  Formerly  Vice  Chairman of the Manager
Age: 68                 (October  1995 - December  1997).  Oversees  41
                        portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

Phillip A. Griffiths,   The  Director  of the  Institute  for  Advanced         $0               $0        Over $100,000
Director since 1999     Study,  Princeton,  N.J. (since 1991), director
Age: 63                 of GSI  Lumonics  (since  2001) and a member of
                        the National  Academy of Sciences (since 1979);
                        formerly (in descending  chronological order) a
                        director of Bankers Trust Corporation,  Provost
                        and   Professor   of    Mathematics   at   Duke
                        University,  a director  of  Research  Triangle
                        Institute,  Raleigh,  N.C.,  and a Professor of
                        Mathematics at Harvard University.  Oversees 31
                        portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
Benjamin Lipstein,    Professor Emeritus of Marketing,  Stern Graduate School of       $0           $0      Over $100,000
Director since 1996   Business Administration,  New York University. Oversees 31
Age: 78               portfolios in the OppenheimerFunds complex.
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
Elizabeth B.          Author  and  architectural  historian;  a  trustee  of the       $0           $0      $50,001 -
Moynihan, Director    Freer  Gallery  of  Art  and  Arthur  M.  Sackler  Gallery
since 1996            (Smithsonian Institute),  Trustees Council of the National
Age: 72               Building  Museum;  a  member  of  the  Trustees   Council,                            $100,000
                      Preservation  League  of  New  York  State.   Oversees  31
                      portfolios in the OppenheimerFunds complex.
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
Kenneth A. Randall,   A director of Dominion  Resources,  Inc. (electric utility       $0           $0      Over $100,000
Director since 1996   holding  company)  and Prime  Retail,  Inc.  (real  estate
Age: 74               investment   trust);   formerly  a  director  of  Dominion
                      Energy,  Inc.  (electric  power  and oil & gas  producer),
                      President and Chief  Executive  Officer of The  Conference
                      Board,   Inc.   (international   economic   and   business
                      research)  and a director of  Lumbermens  Mutual  Casualty
                      Company,   American   Motorists   Insurance   Company  and
                      American Manufacturers Mutual Insurance Company.  Oversees
                      31 portfolios in the OppenheimerFunds complex.
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
----------------------------------------------------------------------------------------------------------------------------

Edward V. Regan,        President,  Baruch College, CUNY; a director of    $1- $10,000      $1- $10,000    $50,001 -
Director since 1996     RBAsset  (real estate  manager);  a director of
Age: 71                 OffitBank;    formerly    Trustee,    Financial
                        Accounting  Foundation (FASB and GASB),  Senior
                        Fellow  of  Jerome  Levy  Economics  Institute,
                        Bard College,  Chairman of Municipal Assistance                                    $
                        Corporation  for the City of New York, New York
                        State  Comptroller  and  Trustee  of  New  York                                     100,000
                        State and Local  Retirement  Fund.  Oversees 31
                        portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
Russell S.            Chairman   of  The   Directorship   Search   Group,   Inc.       $0           $0      $50,001 -
Reynolds, Jr.,        (corporate    governance    consulting    and    executive
Director since 1996   recruiting)  (since 1993); a life trustee of International
Age: 70               House  (non-profit   educational   organization),   and  a                            $100,000
                      trustee of the Greenwich  Historical Society (since 1996).
                      Oversees 31 portfolios in the OppenheimerFunds complex.
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
Donald W. Spiro,      Chairman  Emeritus  (since  January  1991) of the Manager.
Vice Chairman of      Formerly  he  held  the  following   positions:   Chairman
the Board of          (November  1987 - January  1991) and a  director  (January
Directors,            1969  -  August  1999)  of  the  Manager;   President  and
Director since 1996   Director  of   OppenheimerFunds   Distributor,   Inc.,   a       $0           $0      Over $100,000
Age: 76               subsidiary  of the  Manager  and  the  Fund's  Distributor
                      (July 1978 - January 1992).  Oversees 31 portfolios in the
                      OppenheimerFunds complex.
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
--------------------- ----------------------------------------------------------- -------------- ---------- --------------
Clayton K. Yeutter,   Of  Counsel,  Hogan & Hartson (a law firm)  (since  1993).       $0           $0      $50,001 -
Director since 1996   Other  directorships:  Caterpillar,  Inc. (since 1993) and
Age: 71               Weyerhaeuser  Co. (since 1999).  Oversees 31 portfolios in                            $100,000
                      the OppenheimerFunds complex.
--------------------- ----------------------------------------------------------- -------------- ---------- --------------

Nominee for Interested Director

--------------------- ------------------------------------------------------------------------------------ ----------------

Name, Address,1       Principal Occupation(s) During Past 5 Years /      Dollar Range       Aggregate
                                                                                         Dollar Range of
                                                                           of Shares          Shares
                                                                         Beneficially      Beneficially
                                                                         Owned in the      Owned in the
Age, Position(s)      Other Trusteeships/Directorships Held by             following      Board I Funds
Held with Funds and   Nominee / Number of Portfolios in Fund Complex      Oppenheimer      Overseen by
Length of Service2    Overseen by Nominee                                   funds:           Nominee

--------------------- ------------------------------------------------------------------------------------ ----------------
--------------------- -------------------------------------------------------- --------------- ----------- ----------------

                                                                                Disciplined    Value Fund
                                                                                 Allocation
                                                                                    Fund

--------------------- -------------------------------------------------------- --------------- ----------- ----------------
------------------------------------------------------------------------------ --------------- ----------- ----------------

                                                                                     $0        $10,001      Over $100,000
                                                                                               - $50,000

------------------------------------------------------------------------------ --------------- ----------- ----------------
--------------------- -----------------------------------------------------------------------------------------------------

John V. Murphy,       Chairman,  Chief Executive  Officer and director
President and         (since  June  30,  2001)  and  President  (since
Director,             September 2000) of the Manager;  President and a
Director since        director or trustee of other Oppenheimer  funds;
October 2001Age: 52   President  and a director  (since  July 2001) of
                      Oppenheimer  Acquisition  Corp.,  the  Manager's
                      parent  holding  company,   and  of  Oppenheimer
                      Partnership Holdings,  Inc. (since July 2001), a
                      holding  company   subsidiary  of  the  Manager;
                      Chairman  and a  director  (since  July 2001) of
                      Shareholder  Services,  Inc. and of  Shareholder
                      Financial   Services,   Inc.,   transfer   agent
                      subsidiaries  of the Manager;  President  (since
                      November  1,  2001) and a director  (since  July
                      2001)  of  Oppenheimer  Real  Asset  Management,
                      Inc.,  an investment  advisor  subsidiary of the
                      Manager;  President  and a director  (since July
                      2001)  of  OppenheimerFunds  Legacy  Program,  a
                      charitable  trust  program  established  by  the
                      Manager;  a director  (since  November  2001) of
                      Trinity Investment  Management Corp. and Tremont
                      Advisers,  Inc.,  investment advisory affiliates
                      of the Manager,  and of OFI Institutional  Asset
                      Management,   Inc.  (since  November  2001),  an
                      investment  advisory  subsidiary of the Manager,
                      and of HarbourView Asset Management  Corporation
                      and OFI Private  Investments,  Inc.  (since July
                      2001),  investment  advisor  subsidiaries of the
                      Manager;  formerly  President  and trustee (from
                      November  1999 to  November  2001) of MML Series
                      Investment  Fund  and  MassMutual  Institutional
                      Funds,  open-end  investment  companies;   Chief
                      Operating Officer (September  2000-July 2001) of
                      the  Manager;   Executive   Vice   President  of
                      Massachusetts   Mutual  Life  Insurance  Company
                      (from  February 1997 to August 2000); a director
                      (from  1999  to  2000)  of C.M.  Life  Insurance
                      Company;  President, Chief Executive Officer and
                      a director  (from 1999 to 2000) of MML Bay State
                      Life   Insurance    Company;    Executive   Vice
                      President,  director and Chief Operating Officer
                      (from  1995  to  1997)  of  David  L.  Babson  &
                      Company,  Inc.,  an investment  advisor;  Senior
                      Vice  President and director (from 1995 to 1997)
                      of Potomac  Babson Inc., an  investment  advisor
                      subsidiary  of David L. Babson & Company,  Inc.;
                      Senior  Vice  President  (from   1995-1997)  and
                      director (from 1995 to 1999) of DBL  Acquisition
                      Corporation,  a holding  company for  investment
                      advisers;   a  director   (from   1989-1998)  of
                      Emerald Isle Bancorp and Hibernia  Savings Bank,
                      wholly-owned    subsidiary   of   Emerald   Isle
                      Bancorp.   Oversees   63   portfolios   in   the
                      OppenheimerFunds complex.

--------------------- -----------------------------------------------------------------------------------------------------

A.  General Information Regarding the Board of Directors.

         The Company is governed by a Board of Directors, which is responsible for protecting the interests of the shareholders of the Funds. The Directors meet periodically throughout the year to oversee the activities of the Funds, review their performance and review the actions of the Manager, which is responsible for each Fund's day-to-day operations. Six regular meetings of the Directors were held during the fiscal year ended October 31,
2001. Each of the incumbent Directors was present for at least 75% of the aggregate number of Board of Directors meetings and committees on which that Director served that were held during the period.

B.  Committees of the Board of Directors.

         The Board of Directors has appointed standing Audit, Study and Proxy Committees comprised of Independent
Directors only.

         The members of the Audit Committee are Kenneth Randall (Chairman), Benjamin Lipstein and Edward Regan.
The Audit Committee held four meetings during each Fund's fiscal year ended October 31, 2001.  The Audit
Committee furnishes the Board with recommendations regarding the selection of the Funds' independent auditors.
Other functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from each Fund's independent auditor regarding internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Funds'
independent auditors and the Independent Directors.

         The members of the Study Committee are Benjamin Lipstein (Chairman), Robert Galli and Elizabeth
Moynihan.  The Study Committee held six meetings during each Fund's fiscal year ended October 31, 2001. Among other functions, the Study Committee evaluates and reports to the Board on each Fund's contractual arrangements, including the investment advisory and distribution agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by each Fund to comply with the 1940 Act and other applicable law.

         The members of the Proxy Committee are Edward Regan (Chairman), Russell Reynolds and Clayton Yeutter.
The Proxy Committee held one meeting during the fiscal year ended October 31, 2001.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Funds.

         Based on the Audit Committee's recommendation, the Funds' Board of Directors, including a majority of the Independent Directors, at a meeting held October 12, 2001, selected KPMG LLP ("KPMG") as auditors of each
Fund for the fiscal year beginning November 1, 2001. KPMG also serves as auditors for certain other funds for which the Manager acts as investment advisor.

         1.  Audit Fees.

         During each Fund's fiscal year ended October 31, 2001, KPMG performed audit services for each Fund including the audit of each Fund's financial statements, review of each Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters and meetings with the Board of
Directors.

         The aggregate fees billed by KPMG for professional services rendered for the audit of each Fund's annual financial statements for its fiscal year ended October 31, 2001 was $15,000 for each Fund.

         2.  All Other Fees.

         There were no fees billed by KPMG for services rendered to each Fund other than the services described above under "Audit Fees" for the fiscal year ended October 31, 2001. Additionally, there were no fees billed by
KPMG to the Manager or subsidiaries of the Manager for non-audit services rendered to the Manager or its subsidiaries for the fiscal year ended October 31, 2001.

         Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Directors.

         Each Fund's Independent Directors are paid a retainer plus a fixed fee for attending each meeting of the
Board of Directors and are reimbursed for expenses incurred in connection with attending such meetings. Each
Board I Fund for which they serve as a director or trustee pays a share of those expenses.

         Neither the officers of the Funds nor any Interested Director receives any salary or fee from the Funds.
The Independent Directors of the Funds received the compensation shown below from each Fund with respect to each
Fund's fiscal year ended October 31, 2001.

       The compensation from all of the Board I Funds (including the Funds) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2001.
Compensation from the Funds is paid for services in the positions listed below their names.

----------------------------- ---------------------------------------- ----------------- --------------- ------------------
Name of Director and Other            Aggregate Compensation              Retirement       Number of           Total
                                                                           Benefits
                                                                       Accrued as Part    Funds which      Compensation
Fund                                                                    of Oppenheimer      Nominee          From All
Position(s) (as                                                           Value Fund      Oversees as     Funds Overseen
applicable)                    from the following Oppenheimer Funds:      Expenses1       of 12/31/01       by Nominee2
----------------------------- ---------------------------------------- ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
                                  Disciplined          Value Fund1
                                Allocation Fund1
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
Leon Levy                             $643               $1,229              $240              31            $173,700
Chairman
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
Robert G. Galli3                      $266                $669               $67               41            $202,886
Study Committee Member
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
Phillip Griffiths4                    $266                $331               $18               30             $54,889
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
 Benjamin Lipstein                    $555                $855                $0               31            $150,152
 Study Committee Chairman,
 Audit Committee Member
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
 Elizabeth B. Moynihan                $391                $753               $151              31            $105,760
 Study Committee Member
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
 Kenneth A. Randall                   $359                $671               $119              31             $97,012
 Audit Committee Chairman
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
 Edward V. Regan                      $237                $840               $293              31             $95,960
 Proxy Committee Chairman,
Audit Committee Member
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
 Russell S. Reynolds, Jr.             $355                $492               $83               31             $71,792
 Proxy Committee Member
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
 Donald Spiro                         $391                $386               $21               31             $64,080
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
 Clayton K. Yeutter5                  $203                $627               $218              31             $71,792
 Proxy Committee Member
----------------------------- --------------------- ------------------ ----------------- --------------- ------------------
1.       For  the  fiscal  year  ended  October  31,  2001.   Aggregate   compensation   includes  fees,   deferred
     compensation,  if any, and  retirement  plan  benefits  accrued for a Director.  For  Oppenheimer  Disciplined
     Allocation  Fund, no retirement  benefit expenses were allocated to the Fund for fiscal year ended October 31,
     2001.
2.       For the 2001 calendar year.
3.       Total  compensation  for  the  2001  calendar  year  includes  compensation  received  for  serving  as  a trustee/director of 10 other Oppenheimer funds in addition to the Board I Funds.
4.       Aggregate   compensation  includes  $266  for  Oppenheimer   Disciplined  Allocation  Fund  and  $313  for
     Oppenheimer Value Fund deferred under Deferred Compensation Plan described below.
5.       Aggregate  compensation includes $51 for Oppenheimer  Disciplined Allocation Fund and $102 for Oppenheimer
     Value Fund deferred under Deferred Compensation Plan described below.

         Each Fund has adopted a retirement plan that provides for payments to retired Directors. Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest compensation was received. A Director must serve as director or trustee for any of the Board I funds for at least
15 years to be eligible for the maximum payment. Each Director's retirement benefits will depend on the amount of compensation received by the Director for service in future fiscal years as well as the Director's length of service. The Funds cannot estimate the number of years of credited service that will be used to determine those benefits at this time. Therefore, the amount of the retirement benefits cannot be determined at this time.

         The Board of Directors has adopted a Deferred  Compensation  Plan for  Independent  Directors that enables them to elect to defer  receipt of all or a portion  of the  annual  fees they are  entitled  to  receive  from the
Funds.  Under the plan, the  compensation  deferred by a Director is periodically  adjusted as though an equivalent amount had been invested in shares of one or more  Oppenheimer  funds selected by the Director.  The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

         Deferral of Directors' fees under the plan will not materially affect either Fund's assets, liabilities or net income per share. The plan will not obligate either Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an order issued by the Securities and Exchange
Commission, both Funds may invest in the funds selected by the Director under the plan.

D. Information Regarding Officers.

         Information is given below about the executive officers who are not Directors or nominees for Director of the Fund, including their business experience during the past five years. Messrs. Murphy, Zack, Wixted,
Molleur, Bartlett, Leavy and Manioudakis and Mses. Feld and Ives, respectively, hold the same offices with one or more of the other funds in the OppenheimerFunds complex.  In light of Mr. Murphy's nomination as a director, his biographical information is provided above.

--------------------------------------------- ------------------------------------------------------------------------
Name, Address,1 Age, Position(s) Held with    Principal Occupation(s) During Past 5 Years
Funds and Length of Service2
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Bruce    Bartlett,    Vice   President   and  Senior Vice President  (since January 1999) of the Manager;  an officer
Portfolio     Manager     of     Oppenheimer  and portfolio manager of other Oppenheimer  funds, prior to joining the
Disciplined  Allocation Fund (since November  Manager in April,  1995, he was a Vice  President and Senior  Portfolio
2000)                                         Manager at First of America  Investment  Corp.  (September 1986 - April
Age: 51                                       1995). An officer of 6 portfolios in the OppenheimerFunds complex.
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Christopher   Leavy,   Vice   President  and  Senior Vice President (since  September 2000) of the Manager;  prior to
Portfolio     Manager     of     Oppenheimer  joining the Manager in September  2000,  he was a portfolio  manager of
Disciplined  Allocation Fund and Oppenheimer  Morgan Stanley Dean Witter  Investment  Management (from 1997) prior to
Value Fund (since November 2000)              which he was a portfolio  manager and equity  analyst of Crestar  Asset
Age: 30                                       Management   (from   1995).   An  officer  of  4   portfolios   in  the
                                              OppenheimerFunds complex.
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Angelo   Manioudakis,   Vice   President  and Senior Vice  President of the Manager  (since  April 2002);  an officer
Portfolio Manager of Oppenheimer  Disciplined and portfolio manager of other Oppenheimer  funds;  formerly  Executive
Allocation Fund (since April 2002)            Director  and  portfolio  manager  for Miller,  Anderson & Sherrerd,  a
Age: 35                                       division of Morgan Stanley  Investment  Management  (August  1993-March
                                              2002). An officer of 9 portfolios in the OppenheimerFunds complex.
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Brian W. Wixted,                              Senior Vice President and Treasurer  (since March 1999) of the Manager;
Treasurer,     Principal    Financial    and  Treasurer   (since  March  1999)  of   HarbourView   Asset   Management
Accounting Officer (since April 1999)         Corporation,   Shareholder  Services,   Inc.,  Oppenheimer  Real  Asset
Age: 42                                       Management   Corporation,   Shareholder   Financial   Services,   Inc.,
                                              Oppenheimer Partnership Holdings,  Inc., OFI Private Investments,  Inc.
                                              (since   March   2000),   OppenheimerFunds   International   Ltd.   And
                                              Oppenheimer  Millennium  Funds plc  (since  May  2000),  offshore  fund management  subsidiaries of the Manager,  and OFI  Institutional  Asset
                                              Management,  Inc. (since November 2000);  Treasurer and Chief Financial
                                              Officer (since May 2000) of Oppenheimer Trust Company,  a trust company subsidiary of the Manager;  Assistant  Treasurer  (since March 1999) of
                                              Oppenheimer  Acquisition  Corp.  and  OppenheimerFunds  Legacy  Program
                                              (since April 2000);  formerly  Principal and Chief  Operating  Officer,
                                              Bankers Trust  Company-Mutual  Fund Services Division (March 1995-March
                                              1999). An officer of 89 portfolios in the OppenheimerFunds complex.
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Robert G. Zack, Secretary (since November     Senior  Vice  President  (since May 1985) and  General  Counsel  (since
1, 2001)                                      February 2002) of the Manager;  General  Counsel and a director  (since
Age: 53                                       November  2001) of  OppenheimerFunds  Distributor,  Inc.;  Senior  Vice
                                              President and General  Counsel  (since  November  2001) of  HarbourView
                                              Asset  Management  Corporation;  Vice  President and a director  (since
                                              November 2000) of Oppenheimer  Partnership Holdings,  Inc.; Senior Vice
                                              President,  General  Counsel and a director  (since  November  2001) of
                                              Shareholder Services,  Inc., Shareholder Financial Services,  Inc., OFI
                                              Private   Investments,   Inc.,   Oppenheimer   Trust  Company  and  OFI
                                              Institutional  Asset Management,  Inc.; General Counsel (since November
                                              2001) of Centennial  Asset  Management  Corporation;  a director (since
                                              November 2001) of Oppenheimer Real Asset  Management,  Inc.;  Assistant
                                              Secretary  and a director  (since  November  2001) of  OppenheimerFunds
                                              International   Ltd.;   Vice   President   (since   November  2001)  of
                                              OppenheimerFunds  Legacy  Program;  Secretary  (since November 2001) of
                                              Oppenheimer   Acquisition   Corp.;   formerly  Acting  General  Counsel
                                              (November  2001-February  2002)  and  Associate  General  Counsel  (May
                                              1981-October 2001) of the Manager;  Assistant  Secretary of Shareholder
                                              Services,   Inc.  (May  1985-November  2001),   Shareholder   Financial
                                              Services,   Inc.  (November   1989-November   2001);   OppenheimerFunds
                                              International  Ltd.  and  Oppenheimer  Millennium  Funds  plc  (October
                                              1997-November   2001).   An   officer   of   89   portfolios   in   the
                                              OppenheimerFunds complex.
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Denis R. Molleur,                             Vice  President  and Senior  Counsel of the Manager  (since July 1999);
Assistant Secretary (since November 1, 2001)  formerly  a  Vice  President  and  Associate  Counsel  of  the  Manager
Age: 44                                       (September  1995-July  1999).  An  officer  of  82  portfolios  in  the
                                              OppenheimerFunds complex.
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Katherine P. Feld,                            Vice  President  and Senior  Counsel  (since July 1999) of the Manager;
Assistant Secretary (since November 1, 2001)  Vice  President  (since  June  1990) of  OppenheimerFunds  Distributor,
Age: 43                                       Inc.;  Director,  Vice  President  and  Secretary  (since June 1999) of
                                              Centennial  Asset Management  Corporation;  Vice President (since 1997)
                                              of Oppenheimer  Real Asset  Management,  Inc.;  formerly Vice President and Associate  Counsel of the Manager (June 1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary         Vice President and Assistant  Counsel (since June 1998) of the Manager;
(since November 1, 2001)                      Vice  President  (since 1999) of  OppenheimerFunds  Distributor,  Inc.;
Age: 36                                       Vice  President and  Assistant  Secretary  (since 1999) of  Shareholder
                                              Services,   Inc.;   Assistant   Secretary   (since  December  2001)  of
                                              OppenheimerFunds  Legacy Program and  Shareholder  Financial  Services,
                                              Inc.;  formerly  Assistant Vice President and Assistant  Counsel of the
                                              Manager  (August  1997-June  1998);  Assistant  Counsel of the  Manager
                                              (August   1994-August  1997).  An  officer  of  85  portfolios  in  the
                                              OppenheimerFunds complex.
--------------------------------------------- ------------------------------------------------------------------------

All officers serve at the pleasure of the Board.

         As of July 1, 2002, the Directors, nominees for Director and officers, individually and as a group, beneficially owned less than 1% of the outstanding Class A shares and no Class B, Class C or Class N shares of
Oppenheimer Disciplined Allocation Fund. As of July 1, 2002, the Directors, nominees for Director and officers, individually and as a group, beneficially owned less than 1% of the outstanding Class A shares and no Class B,
Class C, Class N or Class Y shares of Oppenheimer Value Fund. The foregoing statement does not reflect ownership of shares of the Funds held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Funds listed above. In addition, each Independent
Director, and his or her family members, do not own securities of either the Manager or OppenheimerFunds
Distributor, Inc. (the "Distributor" of the Board I Funds) or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

                                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                                A VOTE FOR THE ELECTION OF EACH NOMINEE AS DIRECTOR

Introduction to Proposal 2

A.       What is the Historical Background of the Funds' Current Investment Policies?

         The Funds operate in accordance with their investment objectives, policies and restrictions, which are described in their respective prospectus and statement of additional information (together, the "prospectus").
The Funds' policies generally are classified as either "fundamental" or "non-fundamental."  Fundamental policies can be changed only by a shareholder vote.  Non-fundamental policies may be changed by the Directors without shareholder approval, although significant changes would be described in amendments to each Fund's prospectus.

         The 1940 Act requires that certain policies be classified as fundamental.  Proposal 2 is intended to modernize each Fund's policies as well as standardize their respective policies by reclassifying fundamental policies that are not required to be fundamental as non-fundamental or by eliminating them entirely.  The proposals are designed to provide each Fund with maximum flexibility to pursue its investment objective and respond to an ever-changing investment environment.  However, neither Fund has any current intention of significantly changing its actual investment strategies even if shareholders approve the proposed changes.

         Subsequent to the Funds being established, certain regulatory requirements applicable to registered open-end investment companies (referred to as "mutual funds" in this Proxy Statement) changed.  For example, certain restrictions previously imposed by state regulations were preempted by the National Securities Markets
Improvement Act of 1996 ("NSMIA"), and are no longer applicable to mutual funds.  As a result, the Funds currently are subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

         With the passage of time, the development of new industry practices and changes in regulatory standards, several of the Funds' fundamental policies are considered by the Directors and the Manager to be unnecessary or unwarranted. The standardized policies proposed below would satisfy current federal regulatory requirements and are written to provide the Funds with flexibility to respond to future legal, regulatory, market and industry developments. The proposed standardized changes will not affect either Fund's investment objective.

B.       Why does the Board of Directors Recommend the Proposed Changes?

         The Directors believe standardizing and reducing the total number of investment policies that can be changed only by a shareholder vote will assist the Funds and the Manager in maintaining compliance with the various investment restrictions to which the Funds are subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. The Directors also believe that the Manager's ability to manage each Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by the proposed changes.

         Although the Directors believe the proposed changes in fundamental investment policies will provide the
Funds greater flexibility to respond to future investment opportunities, the Directors do not anticipate that the changes, either individually or together, will result in a material change in the level of risk associated with an investment in either Fund.  In addition, the Directors do not anticipate that the proposed changes will materially affect the manner in which the Funds are managed. In the future, if the Directors determine to change materially the manner in which the Funds are managed, each Fund's prospectus would be amended to reflect such a change.

         The recommended changes are specified below. Shareholders are requested to vote on each sub-proposal in
Proposal 2 separately.  If approved, the effective date of the sub-proposals will be delayed until each Fund's prospectus can be updated to reflect the changes. If any sub-proposal in Proposal 2 is not approved, the fundamental investment policy or policies covered in that sub-proposal will remain unchanged.

         All of the sub-proposals below apply to both Funds, as the Funds have the following policies in common.

PROPOSAL 2: TO APPROVE THE ELIMINATION OR AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

A.  Purchasing Restricted or Illiquid Securities.

         Both Funds are currently subject to a fundamental investment policy concerning the purchase of restricted or illiquid securities, including repurchase agreements maturing in more than seven (7) days. It is proposed that each Fund's current fundamental policy be eliminated and replaced by a non-fundamental policy that can be changed by the Directors in the future without shareholder approval. The Funds' current and proposed investment policies are set forth below.

                  Current Fundamental Policy                         Proposed Non-Fundamental Policy
                  --------------------------                         -------------------------------
 The Fund cannot  invest more than 10% in the  aggregate  The  Fund  cannot  invest  more  than  10% of its net
 of  the  value  of  its  total  assets  in   repurchase  assets   in   illiquid   or   restricted   securities
 agreements  maturing  in more  than  seven  days,  time  (including   repurchase  agreements  maturing  beyond
 deposits  maturing  in more  than two  days,  portfolio  seven (7) days).
 securities  that do not have readily  available  market
 quotations and all other illiquid assets.

The existing policy is not required to be a fundamental policy under the 1940 Act, and the Directors recommend that each Fund's current fundamental policy be replaced with the proposed non-fundamental policy in order to provide each Fund with maximum flexibility consistent with current regulatory requirements. The staff of the SEC currently takes the position that a non-money market fund, such as the Funds, is required to limit its investments in illiquid assets (including repurchase agreements maturing beyond seven (7) days) to 15% of net assets.  The purpose of limiting a fund's investments in illiquid securities is to ensure that the fund is able to satisfy redemption requests in accordance with its obligations under the 1940 Act.

         A repurchase agreement involves the purchase of a security concurrently with an agreement to resell the same security at a later date.  Repurchase agreements are considered loans under the 1940 Act, and must be collateralized by the underlying security.  The Funds' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price in order to fully collateralize the counterparty's repayment obligation.  Nonetheless, if the counterparty fails to pay the resale price on the delivery date, the Funds may incur costs in disposing of the collateral and may experience losses if there is any delay in their ability to dispose of the collateral.

         The Funds' investments in repurchase agreements having maturities beyond seven days would still be limited to 10% of the respective net assets of the Funds. If shareholders approve elimination of each Fund's fundamental policy regarding repurchase agreements, the Funds would continue to require that ownership and control of the underlying securities be transferred to the Funds consistent with applicable law.

         Time deposits are non-negotiable deposits in a bank for a specified period of time. They may be subject to early withdrawal penalties. Time deposits that are subject to early withdrawal penalties are already subject to each Fund's limits on illiquid investments as stated above.  However, the proposed non-fundamental policy would no longer treat time deposits that mature in more than two days as illiquid.  Instead, time deposits that mature in more than seven days would be subject to the Funds' respective policies limiting investments in illiquid securities.

         The proposed non-fundamental policy is more conservative than current regulatory requirements as it limits illiquid investments to 10% of each Fund's net assets as opposed to 15% of net assets.  The proposed non-fundamental policy is intended to conform each Fund's policy in this area to one that is consistent with that of other Oppenheimer funds.  The Directors believe that standardized policies will assist the Funds and the
Manager in maintaining compliance with the various investment restrictions to which the Funds are subject. The recommended change is not expected to increase the risk of an investment in either Fund.

B.  Purchasing Securities on Margin and Making Short Sales.

         Both Funds are currently subject to a fundamental investment policy prohibiting them from purchasing securities on margin and engaging in short sales.  The existing policy is not required to be a fundamental investment policy under the 1940 Act.  It is proposed that this current fundamental policy prohibiting purchases of securities on margin and engaging in short sales be eliminated. The Funds' current fundamental investment policy is set forth below.

                                            Current Fundamental Policy
                                            --------------------------

              The Fund cannot purchase any securities on margin or make short sales of securities or maintain a short position. However, the Fund can obtain such short- term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered to be the purchase of a security on margin.

Margin purchases involve the purchase of securities with borrowed money, and the 1940 Act imposes certain restrictions on borrowing as discussed in detail below under sub-proposals 2.J. and 2.K. ("Borrowing" and
"Pledging, Mortgaging or Hypothecating Assets," respectively). "Margin" is the cash or securities that the borrower places with a broker as collateral against the loan.  Although each Fund's current fundamental investment policy prohibits purchasing securities on margin, the 1940 Act permits the Funds to obtain such short-term credits as may be necessary for the clearance of transactions. In addition, SEC staff interpretations permit mutual funds to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

         In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities.  The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities.

         A short sale is a form of leverage.  Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment. The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss.  For example, engaging in short sales may cause the value of a fund's shares to be more volatile than if the fund did not engage in short selling.  In addition, in a short sale, there is a risk that the investor may have to buy the security later at a price higher than the sales price and incur a loss as a result.

         As a result of NSMIA, the state restrictions regarding margin purchases and short sales no longer apply to the Funds. The Directors recommend that shareholders eliminate this fundamental investment policy in order to conform each Fund's policy with that of other Oppenheimer funds.  Elimination of this fundamental investment policy is unlikely to affect management of the Funds, and is not expected to materially increase the risk of an investment in either Fund.

         The Funds would continue to be prohibited from purchasing securities on margin.  However, consistent with the 1940 Act and their current policies, the Funds would continue to be able to obtain such short-term credits as may be necessary for clearance of transactions and to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

         Although the Funds would be permitted to sell securities short if shareholders approve this sub-proposal, the Funds would have to segregate liquid assets to cover their obligation under any short sale.  If the Directors and Manager believed that it was in the best interests of either Fund to engage in short sales to a significant degree, that Fund's prospectus would have to be updated to reflect such a change in policy.  Among other things, the prospectus would be updated to describe in detail the risks associated with short sales, which are outlined above.

C.  Investing in a Company for the Purpose of Exercising Control

         Both Funds are currently subject to a fundamental investment policy prohibiting them from investing in portfolio companies for the purpose of exercising control.  It is proposed that the current fundamental investment policy be eliminated.  Although the Funds have no intention of investing for the purpose of exercising control of a company, the Directors believe that the existing policy is unnecessary and may reduce possible investment opportunities as well as undermine the ability of the Funds to realize the full value of portfolio investments under certain circumstances.  The Funds' current fundamental investment policy is set forth below.

                                            Current Fundamental Policy
                                            --------------------------

              The Fund cannot,  by itself or together with any other fund,  portfolio or portfolios,  make investments for the purpose of exercising control over, or management of, any issuer.

Elimination of this fundamental investment policy is not expected to have a significant impact on either Fund's investment practices or management, because the Funds have no intention of investing in companies for the purpose of obtaining or exercising management or control.  This policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Funds for sale in a particular state or states. As a result of NSMIA, the state restriction no longer applies to the Funds.

         In addition, the existing policy may unnecessarily restrict the investment flexibility of the Funds because the Funds might be considered to be investing for control if they purchase a large percentage of the securities of a single issuer.  The existing policy also may undermine each Fund's ability to realize the full value of portfolio investments under certain circumstances.  For example, if an issuer in which one of the Funds has invested subsequently seeks to reorganize under the protection of the bankruptcy laws, it may be in the
Fund's best interest to be represented on the creditors' committee appointed during the bankruptcy proceedings.
The existing policy may prevent the Funds from securing representation on such a creditors' committee.

         The Directors therefore recommend that shareholders approve elimination of this fundamental investment policy in order to increase each Fund's flexibility when choosing investments and investment strategies in the future. As noted above, elimination of this fundamental policy is unlikely to affect management of the Funds, and is not expected to materially increase the risk of an investment in either Fund.

D.  Investing in Oil, Gas or Other Mineral Exploration or Development Programs, Commodities and Real Estate.

         Both Funds are currently subject to a fundamental investment policy prohibiting them from investing in interests in oil, gas or other mineral-related programs or leases, commodities and real estate. It is proposed that the current fundamental policies regarding real estate and commodities be amended, and the current fundamental policy regarding investment in oil, gas and other mineral or development programs be eliminated.  The
Funds' current and proposed fundamental restrictions are set forth below.

                 Current Fundamental Policy                  Proposed Fundamental Policy on Commodities
                 --------------------------                  ------------------------------------------
 The Fund cannot  purchase or sell  interests  in oil,  The Fund  cannot  invest in physical  commodities  or gas  or  other  mineral  exploration  or  development  commodities  contracts.  However, the Fund can invest programs,  commodities,  commodity  contracts or real  in hedging instruments  permitted by any of its other estate.  However, the Fund can purchase securities of  investment  policies,  and can  buy or sell  options, issuers  that  invest  or  deal  an any of the  above  futures,  securities or other instruments  backed by, interests  and can invest  for  hedging  purposes  in  or the  investment  return  from  which is linked to,
 futures    contracts   on    securities,    financial  changes  in  the  price  of   physical   commodities,
 instruments  and indices,  and foreign  currency,  as  commodity contracts or currencies.
 are approved for trading on a registered exchange.
                                                             Proposed Fundamental Policy on Real Estate
                                                             ------------------------------------------
                                                        The  Fund   cannot   invest  in  real  estate  or  in
                                                        interests  in real  estate.  However,  the  Fund  can
                                                        purchase  securities  of issuers  holding real estate
                                                        or interests in real estate (including  securities of
                                                        real estate  investment  trusts) if  permitted by its
                                                        other investment policies.

The 1940 Act requires a mutual fund to have fundamental investment policies governing investments in real estate and commodities and fundamental policies addressing such investments would be retained under the sub-proposal.
Amendment of these fundamental policies is unlikely to affect management of either Fund, and the Directors believe that the proposed fundamental policies on investing in real estate and commodities will provide the Funds with the maximum flexibility consistent with the current legal requirements.

         The limitation on investing in oil, gas or other mineral exploration or development programs was originally adopted to address then existing state requirements in connection with the registration of shares of the Funds for sale in a particular state or states. As a result of NSMIA, this state restriction no longer applies to the Funds. The Directors recommend that shareholders eliminate this fundamental investment policy in order to conform the Funds' policies in this area with that of other Oppenheimer funds. In addition, the
Directors believe that its elimination could increase each Fund's flexibility when choosing investments in the future.

         Although the Funds would be permitted to invest in interests in oil, gas or other mineral exploration or development programs if shareholders approve this sub-proposal, the Funds currently have no intention of investing in such interests.  If the Directors and Manager believed that it was in the best interests of either
Fund to invest in oil, gas or other mineral exploration or development programs to a significant degree, that
Fund's prospectus would have to be updated to reflect such a change in policy.  Among other things, the prospectuses would be updated to describe in detail the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs, which may have limited liquidity so that the Funds could have difficulty selling them at an acceptable price when they want to sell them.

         In addition, the values of interests in oil, gas, or other mineral exploration or development programs may be more volatile than other investments.  Nonetheless, as previously noted, neither Fund currently has an intention of investing in such interests if shareholders approve this sub-proposal.

E.  Entering into Reverse Repurchase Agreements.

         Both Funds are currently subject to a fundamental investment policy prohibiting them from entering into reverse repurchase agreements in excess of 1/3 of the value of their total assets. It is proposed that the current fundamental policy be eliminated. The Funds' current fundamental investment policy is set forth below.

                                            Current Fundamental Policy
                                            --------------------------

              The Fund cannot allow its current obligations under reverse repurchase agreements,  together with  borrowings,  to exceed 1/3 of the value of its total assets (less all its  liabilities other than the obligations under borrowings and such agreements).

A reverse repurchase agreement involves the sale of a security concurrently with an agreement to repurchase the same security at a later date.  A reverse repurchase agreement is considered a borrowing under the 1940 Act, involving the leveraging of a fund's assets.

         As discussed in detail below under sub-proposal 2.J. ("Borrowing"), the 1940 Act imposes certain restrictions on the borrowing activities of mutual funds.  The restrictions on borrowing are designed to protect shareholders and their investment in a fund by limiting a fund's ability to leverage its assets, which exposes shareholders and their investments in a fund to a greater risk of loss. For example, investing in reverse repurchase agreements may cause the value of a fund's shares to be more volatile than a fund that does not invest in reverse repurchase agreements.  Nonetheless, in order to cover its obligation under a reverse repurchase agreement and limit the effects of leverage, a fund must segregate liquid assets to cover its obligation to repurchase the subject securities.

         Neither Fund's policy regarding reverse repurchase agreements is required to be a fundamental policy under the 1940 Act, and the Directors propose that each Fund's current fundamental policy be eliminated in order to provide the Funds with maximum flexibility consistent with the current legal requirements. Although elimination of this policy may subject the Fund's assets to increased risk related to leverage, each Fund's ability to invest in reverse repurchase agreements would continue to be subject to the Funds' respective limitations on borrowing, as discussed in detail below under sub-proposal 2.J. ("Borrowing").

F.       Investing in Securities of Foreign Issuers.

         Both Funds are currently subject to a fundamental investment policy limiting their investment in securities of foreign issuers. It is proposed that the current fundamental policy be eliminated. The Funds'
current fundamental investment policy is set forth below.

                                            Current Fundamental Policy
                                            --------------------------

              The Fund cannot invest in securities of foreign  issuers if at the time of acquisition  more than 10% of its total assets, taken at market value at the time of the investment,  would be invested  in such  securities.  However,  up to 25% of the  total  assets of the Fund may be invested in the aggregate in such securities  that are (i) issued,  assumed or guaranteed by foreign governments,  or political  subdivisions or instrumentalities  thereof, (ii) assumed or  guaranteed  by domestic  issuers  (including  Eurodollar  securities),  or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities  listed for trading on
              The New York Stock Exchange.

Currently, both Funds focus their investments in companies organized or headquartered in the United States.
However, investing in securities issued by foreign companies may offer potential benefits not available from investing solely in securities issued by U.S. companies. They include the opportunity to invest in foreign companies that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

         Investments in foreign securities also present special risks and considerations not typically associated with investments in domestic securities. These additional risks include reduction of income by foreign taxes;
fluctuation in value of foreign investments due to changes in currency rates or currency control regulations;
lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers; greater volatility and less liquidity on foreign markets than in the U.S.; less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S. and increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social instability or adverse diplomatic developments.

         Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and
Japan. Additionally, debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government.

         Neither  Fund's  current  policy is  required  to be a  fundamental  policy  under  the 1940 Act,  and the
Directors  propose that each Fund's  current  fundamental  policy be  eliminated in order to provide the Funds with maximum  flexibility  consistent with the current legal  requirements.  The Directors believe that eliminating this policy  will not affect  management  of either  Fund,  as  neither  Fund  currently  intends to change its level of foreign investment.

G.   Industry Concentration.

         Both Funds currently have a fundamental investment policy prohibiting them from "concentrating" their investments, that is, investing "more than 25%" of their total assets in any one industry, excluding securities issued or guaranteed by the United States government or its agencies and instrumentalities.  Consistent with the
SEC staff's interpretation of "concentration" under the 1940 Act, the Funds interpret this policy to apply to
"25% or more" of their respective total assets rather than "more than 25%." The Directors propose that the Funds'
respective industry concentration policies remain fundamental, but be amended to state that they apply to "25% or more" of each Fund's total assets and to clarify that the policies do not apply to investments in securities issued by other mutual funds. The Directors believe that amending this policy as proposed will not affect management of either Fund.  The Funds' current and proposed policies are stated below.

                    Current Fundamental Policy                          Proposed Fundamental Policy
                    --------------------------                          ---------------------------
 The Fund  cannot  invest  more than 25% of the value of its  The  Fund  cannot  invest  25% or  more  of its total  assets in the  securities  of  issuers in any single  total  assets in any one  industry.  That limit
 industry.  However,  this limitation shall not apply to the  does  not   apply  to   securities   issued  or
 purchase of  obligations  issued or  guaranteed by the U.S.  guaranteed  by  the  U.S.   government  or  its
 government,  its  agencies  or  instrumentalities.  For the  agencies and  instrumentalities  or  securities purpose of this  restriction,  each utility that provides a  issued by investment companies.
 separate  service  (for  example,  gas,  gas  transmission,
 electric  or  telephone)   shall  be  considered  to  be  a
 separate  industry.  This test  shall be  applied  on a pro
 forma   basis   using  the  market   value  of  all  assets
 immediately prior to making any investment.

The purpose of this proposal is to clarify each Fund's fundamental policy on industry concentration and to conform their policy in this area to one that is consistent with that of other Oppenheimer funds.  The Directors believe that standardized policies will assist the Funds and the Manager in maintaining compliance with the various investment policies to which the Oppenheimer funds are subject.  In addition, if shareholders approve this proposal, the Funds would be permitted to enter into a fund-of-funds arrangement as discussed in detail below under Sub-proposal 2.H. ("Investing in Other Investment Companies"), including the risks associated with a fund-of-funds arrangement.

H.  Investing in Other Investment Companies.

         Both Funds are currently subject to a fundamental investment policy limiting their investment in securities of other investment companies.  It is proposed that each Fund's current fundamental policy be eliminated and replaced with a revised non-fundamental policy that can be changed in the future without shareholder approval.  The Funds' current and proposed investment policies are set forth below.

                  Current Fundamental Policy                       Proposed Non-Fundamental Policy
                  --------------------------                       -------------------------------
 The   Fund   cannot   purchase   securities   of  other  The Fund  cannot  invest  in  securities  of other
 investment  companies,  except  in  connection  with  a  investment   companies,   except  to  the   extent
 merger,  consolidation,  acquisition or reorganization.  permitted   under  the  1940  Act,  the  rules  or
 It can also  purchase in the open market  securities of  regulations    thereunder    or   any    exemption
 closed-end  investment  companies if no  underwriter or  therefrom,  as such statute,  rules or regulations
 dealer's   commission   or   profit,   other  than  the  may be amended or interpreted from time to time.
 customary  broker's  commission is involved and only if
 immediately  thereafter not more than 10% of the Fund's
 total assets,  taken at market value, would be invested
 in such securities.

The existing policy is not required to be fundamental under the 1940 Act.  The purpose of this proposal is to provide the Funds with the maximum flexibility permitted by law to pursue their investment objectives.

         The ability of the Funds to invest in other mutual funds is restricted by Section 12(d)(1) of the 1940
Act.  NSMIA amended Section 12 to permit mutual funds to enter into so-called fund-of-funds or master/feeder arrangements with other mutual funds in a fund complex, and granted the SEC broad powers to provide exemptive relief for these purposes. The Funds are parties to an exemptive order from the SEC permitting them to enter into fund-of-funds arrangements with other affiliated funds. Elimination of this fundamental investment policy is necessary to permit the Funds to take advantage of the exemptive relief. However, the Funds do not currently anticipate participating in a fund-of-funds arrangement.  Although they may do so in the future if shareholders approve this proposal, each Fund's prospectus would have to be updated to reflect such a change in policy.

         An investment in another mutual fund may result in the duplication of expenses.  Should the Directors determine in the future that either Fund's participation in a fund-of-funds arrangement is in the best interests of the Fund, the Directors would consider and take steps to mitigate the potential for duplication of fees in determining whether either Fund's participation in such an arrangement is suitable for the Fund and its shareholders.

I.  Writing, Purchasing or Selling Puts, Calls or Combinations Thereof.

         Both Funds are currently  subject to a fundamental  investment  policy  concerning their ability to engage in certain  hedging  transactions.  It is proposed that the current  fundamental  policy be eliminated.  The Funds'
current investment policy is set forth below.

                                            Current Fundamental Policy
                                            --------------------------

              The Fund cannot write, purchase or sell puts, calls or combinations thereof, except that it can write covered call options.

Currently, each Fund can write covered calls on securities, futures and stock indices, and can buy and sell certain kinds of futures contracts and forward contracts, which are referred to as "hedging instruments." The
Funds are not required to use hedging instruments to seek their objectives, and they do not use hedging instruments for speculative purposes.

         If the Funds are permitted to trade options, particularly on sector indices, they may be better able to hedge industry sector risks within their portfolios. When a mutual fund writes a put, it receives a premium. That premium represents a profit, as long as the price of the underlying instrument remains equal to or above the exercise price of the put. The fund also assumes the obligation during the option period to buy the underlying instrument from the buyer of the put at the exercise price. If a put written by a fund expires, the fund realizes a gain in the amount of the premium less the transaction costs incurred. However, if the underlying investment declines in value below the exercise price, the Fund may be required to purchase the underlying investment at a disadvantageous price. If the Funds are permitted to write puts, the put must be covered by segregated liquid assets.

         Options trading involves the payment of premiums and has special tax effects on the Funds. There are also special risks in particular hedging strategies. For example, if a covered call written by the Funds is exercised on an investment that has increased in value, the Funds will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

         Neither Fund's existing policy is required to be a fundamental policy under the 1940 Act, and the
Directors believe that elimination of this policy could increase the Funds' flexibility when choosing investments in the future without materially affecting the risk of an investment in either Fund.  Neither Fund currently uses hedging instruments to a significant degree, and even if shareholders approve this sub-proposal, neither Fund currently anticipates investing in hedging instruments to a significant degree.

J.  Borrowing.

         The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds. A fund's borrowing policy must be a fundamental investment policy.

         The restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund's ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund may leverage its assets.

         A mutual fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities.  This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations rather than for cash flow considerations.  Some mutual funds also borrow for investment purposes. Neither Fund currently borrows for investment purposes.

         There are risks associated with borrowing. Borrowing exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow.  In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and that interest expense will raise the overall expenses of the fund and reduce its returns.  The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount.

         Both Funds are currently subject to a fundamental investment policy concerning borrowing that is more restrictive than required by the 1940 Act.  The Directors propose that each Fund's policy on borrowing be amended to permit the Funds to borrow as permitted under the 1940 Act.  As amended, each Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the
Funds as defined in the 1940 Act.

         The Funds' current and proposed  fundamental  investment  policies are set forth below. The current policy on borrowing requires the Funds to borrow only from banks for temporary  purposes,  and limits the Funds' borrowing to 10% of its assets.  Each Fund's  current  policy also  prohibits  each Fund from  borrowing  for  investment  or leverage purposes.  Nonetheless,  neither Fund proposes to borrow for investment  purposes if shareholders  approve this sub-proposal.

                   Current Fundamental Policy                          Proposed Fundamental Policy
                   --------------------------                          ---------------------------
 The Fund  cannot  borrow  amounts  in excess of 10% of its  The Fund may not  borrow  money,  except  to the total  assets,  taken at  market  value at the time of the  extent  permitted  under the 1940 Act, the rules
 borrowing.  It can borrow  only from banks as a  temporary  or  regulations   thereunder  or  any  exemption
 measure  for  extraordinary  or  emergency  purposes.   It  therefrom  that is  applicable  to the Fund,  as
 cannot make  investments  in  portfolio  securities  while  such  statute,   rules  or  regulations  may  be
 such outstanding borrowings exceed 5% of its total assets.  amended or interpreted from time to time.

Currently, under the 1940 Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan
is temporary if it is repaid within 60 days and not extended or renewed.   If shareholders approve this
sub-proposal, each Fund's current fundamental policy will be replaced by the proposed fundamental policy and each
Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the 1940 Act, the rules and regulations thereunder and any exemptions applicable to the Funds.

         If this sub-proposal and the lending proposal described below in sub-proposal 2.L. ("Lending") are approved by shareholders, and the Funds were to seek and obtain the necessary regulatory relief, it would be possible for the Funds to borrow from and lend to other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were satisfied and the Directors were to determine that it was in either Fund's best interest to borrow from or lend to other Oppenheimer funds, that Fund's prospectus would be updated to reflect such a practice.

K.  Pledging, Mortgaging or Hypothecating of Assets.

         Both Funds are currently subject to a fundamental investment policy concerning the pledging, mortgaging or hypothecating of their respective assets.  It is proposed that this current fundamental investment policy be eliminated.

                                            Current Fundamental Policy
                                            --------------------------

                  No assets of the Fund may be pledged, mortgaged or hypothecated except to secure a borrowing, and in that case no more 10% of the Fund's total assets may be pledged, mortgaged or hypothecated.

The existing policy concerning pledging, mortgaging or hypothecating of assets is not required to be fundamental under the 1940 Act, and the Directors believe that the Funds should be provided with the maximum flexibility permitted by law to pursue their investment objectives.  The Directors recommend that the policy regarding pledging, mortgaging or hypothecating be eliminated so that the Funds may enter into collateral arrangements in connection with their borrowing requirements consistent with their other investment policies, including their policies regarding borrowing and issuing senior securities.  The risks associated with borrowing are discussed in detail under sub-proposal 2.J. ("Borrowing").

L.  Lending.

         Under the 1940 Act, a fund's policy regarding lending must be fundamental. It is proposed that the
Funds' current fundamental policy be replaced by a revised fundamental policy that permits the Funds to engage in lending to the extent their lending is consistent with the 1940 Act, the rules thereunder or any exemption from the 1940 Act that is applicable to the Funds.

                 Current Fundamental Policy                             Proposed Fundamental Policy
                 --------------------------                             ---------------------------
 The Fund  cannot  make  loans.  However,  the Fund may lend  The  Fund  cannot  make  loans,  except  to the
 portfolio   securities  in   accordance   with  the  Fund's  extent  permitted under the 1940 Act, the rules investment  policies  up to 33  1/3%  of the  Fund's  total  or  regulations  thereunder  or  any  exemption assets taken at market value.  The Fund can also enter into  therefrom  that is  applicable  to the Fund, as repurchase agreements,  and purchase all or a portion of an  such  statute,  rules  or  regulations  may  be issue of publicly  distributed debt  securities,  bank loan  amended or interpreted from time to time.
 participation  interests,  bank  certificates  of  deposit,
 bankers'  acceptances,   debentures  or  other  securities,
 whether  or not the  purchase  is made  upon  the  original issuance of the securities.

Currently, the 1940 Act permits (a) lending of securities, (b) purchasing debt instruments or similar evidences of indebtedness, and (c) investing in repurchase agreements. If shareholders approve this sub-proposal, each
Fund's current fundamental policy will be replaced by the proposed fundamental policy and each Fund's prospectus will be updated to reflect the 1940 Act's current restrictions regarding lending.

         Currently, the Funds are not permitted to make loans, except that they can lend portfolio securities up to 33 1/3% of their total assets, enter into repurchase agreements and invest in debt investments. If shareholders approve the proposed change in each Fund's policy, the Directors do not anticipate that it will affect the management of the Funds. The Funds currently do not anticipate making loans, which are subject to the risk that the borrower may fail to pay interest due under the terms of the loan or repay the principal amount loaned.

         Although neither Fund currently anticipates engaging in securities lending even though permitted to do so, there are additional risks in connection with securities lending. The Funds might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.

         If this sub-proposal and the borrowing proposal described above in Sub-proposal 2.J. ("Borrowing") are approved by shareholders, and the Funds were to seek and obtain the necessary regulatory relief, it would be possible for the Funds to lend to and borrow from other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were satisfied and the Directors were to determine that it was in either Fund's best interest to lend to or borrow from other Oppenheimer funds, that Fund's prospectus would be updated to reflect such a practice.

M.  Diversification.

         Under the 1940 Act, a fund's policy regarding diversification may not be changed without shareholder approval.  Currently, with respect to 100% of their respective total assets, neither Fund can invest more than 5%
of its total assets in the securities of any one issuer, or more than 15% of its total assets in the obligations of any one bank. Additionally, neither Fund may purchase more than 10% of the principal amount of the outstanding debt securities of an issuer, or 10% of the outstanding voting securities of an issuer. Neither Fund's restriction applies to securities issued by the U.S. government or any of its agencies or instrumentalities.  The
Directors propose that each Fund's policy with respect to diversification be amended to apply to 75% of their respective total assets only, and clarify that the policy does not apply to securities of other investment companies.

         Although the proposed change would not affect either Fund's status as a "diversified" fund, the proposed policy could subject an investment in the Funds to greater risk as the Funds would be able to invest a greater percentage of their respective assets in the securities of a single issuer. Nonetheless, approval of this sub-proposal is not expected to materially affect management of the Funds.  In addition, the proposed change would be consistent with the requirements of the 1940 Act and would promote the standardization of fundamental investment policies among the funds in the OppenheimerFunds complex.

         As amended, the policy on diversification for each Fund would remain a fundamental policy changeable by the vote of a majority of the outstanding voting securities as defined in the 1940 Act. The Funds' current and proposed fundamental investment policies are set forth below.

               Current Fundamental Policy                             Proposed Fundamental Policy
               --------------------------                             ---------------------------
 The  Fund  cannot  invest  more  than  5% of its  total  The   Fund   cannot   buy   securities   or   other
 assets  (taken  at  market  value  at the  time of each  instruments  issued or guaranteed by any one issuer investment)  in the securities  (other than  securities  if  more  than  5% of its  total  assets  would  be of the  U.S.  government  or its  agencies)  of any one  invested  in  securities  or other  instruments  of issuer or invest  more than 15% of its total  assets in  that  issuer or if it would  then own more than 10%
 the  obligations  of any  one  bank.  This  restriction  of   that   issuer's   voting   securities.    This
 applies to repurchase  agreements  with any one bank or  limitation  applies  to  75% of  the  Fund's  total dealer.  Additionally,  the Fund cannot  purchase  more  assets.  The  limit  does not  apply to  securities
 than  either  10%  of  the  principal   amount  of  the  issued or guaranteed by the U.S.  government or any outstanding  debt  securities  of an issuer,  or 10% of  of its agencies or  instrumentalities or securities the outstanding  voting  securities of an issuer.  This  of other investment companies.
 restriction  shall  not apply to  securities  issued or
 guaranteed  by the  U.S.  government  or its  agencies,
 bank  money  market   instruments  or  bank  repurchase
 agreements.

         The proposed policy also would permit the Funds to enter into a fund-of-funds arrangement as previously discussed above under sub-proposal 2.H. ("Investing in Other Investment Companies"), including the risks associated with a fund-of-funds arrangement.

                                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                                THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

                                            INFORMATION ABOUT THE FUNDS

Fund Information. As of the close of business on July 1, 2002, Oppenheimer Disciplined Allocation Fund had
9,796,859.854 shares outstanding, consisting of 8,422,766.373 Class A, 1,089,071.029 Class B, 240,821.897 Class C
and 44,200.555 Class N, and Oppenheimer Value Fund had 14,260,804.357 shares outstanding, consisting of
9,851,196.192 Class A, 3,431,390.605 Class B, 874,629.781 Class C, 36,369.963 Class N and 67,217.816 Class Y
shares. Each share of each Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of each Fund held in "street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of July 1, 2002, the only persons who owned of record or were known by the Funds to beneficially own 5% or more of any class of each Fund's outstanding shares were:

              Oppenheimer Disciplined Allocation Fund
              ---------------------------------------

              RPSS TR Country Hills Health Care Inc., 401K Plan, Attn: Sandi Steers, 1580 Broadway, El Cajon, CA
              92021-5124, which owned 2,491.140 Class N shares (5.63% of the Class N shares then outstanding).

              RPSS TR Industry Bancshares, Inc., 401K Plan Attn: Bonnie Schulz, PO Box 66, Industry, TX
              78944-0066 which owned 5,741.846 Class N shares (12.99% of the Class N shares then outstanding).

              Lyn H. Hammond TR, Pelham Family Practice 401K, 25 CreekView Ct., Greenville, SC 29615-4800 which owned 2,378.454 Class N shares (5.38% of the Class N shares then outstanding).

              Penson Financial Services, Inc., FBO 186012521, 1700 Pacific Avenue, Suite 1400, Dallas TX 75201,
              which owned 14,325.614 Class N shares (32.41% of the Class N shares then outstanding).

              Penson Financial Services, Inc., FBO 186012601, 1700 Pacific Avenue, Suite 1400, Dallas TX 75201,
              which owned 14,545.665 Class N shares (32.90% of the Class N shares then outstanding).

              Oppenheimer Value Fund
              ----------------------

              RPSS TR Gussco  Manufacturing,  Inc., 401K Plan,  Attn:  Robert Sharp,  5112 2nd Ave.,  Brooklyn,  NY
              11232-4309, which owned 6,807.970 Class N shares (18.71% of the Class N shares then outstanding).

              RPSS TR Unified Staffing & Assoc.  Inc., 401K Plan, Attn: Ronald Bilnoski,  1400 Woodloch Forest Dr.,
              Suite 200, The Woodlands,  TX 77380-1179,  which owned 14,227.580 Class N shares (39.11% of the Class
              N shares then outstanding).

              RPSS TR Industry Bancshares Inc, 401K Plan Attn: Bonnie Schulz, PO Box 66, Industry, TX 78944-0066,
              which owned 2,270.589 Class N shares (6.24% of the Class N shares then outstanding).

              RPSS  TR IRA FBO  Donald  Sinclair,  1816 N.  Fremont  Street,  Chicago,  IL  60614-5005,  who  owned
              1,854.217 Class N shares (5.09% of the Class N shares then outstanding).

              Persumma  Financial  Services Mass Mutual  Financial Group, for benefit of participants in underlying retirement plans, 1295 State St. #N328,  Springfield,  MA 01111-0001,  which owned 67,160.245 Class Y shares (99.91% of the Class Y shares then outstanding).
The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Directors, the
Manager is responsible for the day-to-day management of each Fund's business pursuant to its investment advisory agreement with the Funds.  The Distributor, a wholly owned subsidiary of the Manager, is the general distributor of the Funds' shares. OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way,
Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Funds, for which it was paid $296,066 by Oppenheimer Disciplined Allocation Fund and $631,640 by Oppenheimer Value Fund
during their fiscal years ended October 31, 2001.

The Manager (including affiliates and subsidiaries) managed assets of more than $125 billion at June 30, 2002, including more than 65 funds having more than seven million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life
Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at 498 Seventh Avenue, New
York, New York 10018. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 2001, MassMutual held (i) all of the
21,600,000 shares of Class A voting stock, (ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of Class C non-voting stock. This collectively represented 95.35% of the outstanding common stock and
96.46% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i)
884,810 shares of the Class B voting stock, representing 1.52% of the outstanding common stock and 2.49% of the voting power, (ii) 537,090 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8,395,700 shares of Class C non-voting stock.  That group includes persons who serve as officers of the Funds and John V. Murphy, who serves as a
Director of both Funds.

Holders of OAC Class B and Class C common stock may sell their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the
Manager). MassMutual may exercise purchase options on all outstanding shares of both such classes of common stock and vested options at the same formula price. There were no transactions by a person who serves as a Director of either Fund during the period June 30, 2000 to June 30, 2002.

The names and principal occupations of the executive officers and directors of the Manager are as follows: John
Murphy, Chairman, President, Chief Executive Officer and a director; O. Leonard Darling, Vice Chairman, Executive
Vice President, Chief Investment Officer and a director; George Batejan, Executive Vice President and Chief
Information Officer; Robert G. Zack, Senior Vice President and General Counsel; Craig Dinsell, James Ruff and
Andrew Ruotolo, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles
Albers, Victor Babin, Bruce Bartlett, Robert A. Densen, Ronald H. Fielding, P. Lyman Foster, Robert B. Grill,
Robert Guy, Steve Ilnitzki, Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, Chris Leavy, Angelo
Manioudakis, Charles McKenzie, Andrew J. Mika, David Negri, David Robertson, Richard Rubinstein, David Schulz,
Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn, Kenneth Winston, Carol Wolf, Kurt
Wolfgruber and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the three offices of the Manager: 498 Seventh Avenue, New York, NY 10018; 6803 South Tucson Way, Englewood, CO 80112; and 350
Linden Oaks, Rochester, NY 14625-2807.

Custodian. The Bank of New York, One Wall Street, New York, New York 10015, acts as custodian of each Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The respective Annual Reports to Shareholders of the Funds, including financial statements of each Fund for its fiscal year ended October 31, 2001, have previously been sent to shareholders. The Semi-Annual Report to Shareholders of each Fund as of April 30, 2002 also has previously been sent to shareholders.  Upon request, shareholders may obtain without charge a copy of the Annual and
Semi-Annual Reports by writing either Fund at the address above, or calling the Funds at 1.800.708.7780 or visiting the Manager's website at www.oppenheimerfunds.com.  The Funds' transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each prospectus and annual and semi-annual report to shareholders having the same last name and address on their records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the
Transfer Agent at 1.800.708.7780.  You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                                 FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement will be paid proportionately by each Fund.  All other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund incurring the additional expense.  In addition to solicitations by mail, officers of the Funds or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at each Fund's expense to assist in the solicitation of proxies.  Currently, if either Fund determines to retain the services of a proxy solicitation firm, the Funds anticipate retaining Alamo Direct Mail Services, Inc.  Any proxy solicitation firm engaged by the
Funds, among other things, will be: (i) required to maintain the confidentiality of all shareholder information;
(ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii)
required to comply with applicable telemarketing laws.

If either Fund does engage a proxy solicitation firm, as the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.
Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Funds.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $15,000 for either Fund plus
                                                                                                          ----
the additional out-of-pocket costs, that may be substantial, incurred in connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Funds for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person if a record owner.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at
1.800.708.7780.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy ballot promptly.  You may provide your completed proxy ballot via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Funds have arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Directors and on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted.
Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions have been timely received.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Directors must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a nominee exceed the votes AGAINST that nominee. Shareholders of both Funds vote together regarding the election of Directors.  Shareholders of each Fund vote separately with respect to each sub-proposal under Proposal 2.

Approval of each of the sub-proposals under Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund voting in the aggregate and not by class. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy; or (2) more than 50% of a Fund's outstanding shares, whichever is less.

How are votes counted?  The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Director and in favor of each Proposal.

Shares of each Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as Shares the institutional investor itself owns, in the same proportion as Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person if you are a record owner.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m. (ET) on the last business day before the Meeting.

Shareholder Proposals. The Company is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Company or the shareholders
(for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of each Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Company of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Company began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Company's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Company a reasonable time before the Company begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the
Company began to mail this Proxy Statement.  The fact that the Company receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                                   OTHER MATTERS

         The Directors do not intend to bring any matters before the Meeting other than Proposals 1 and 2 and the
Directors and the Manager are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

         In the event a quorum is not present or sufficient votes in favor of one or more Proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of shareholders. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                                     By Order of the Board of Directors,

                                                     Robert G. Zack, Secretary
                                                     August 6, 2002

--------

1 The address of each nominee is 6803 S. Tucson Way, Englewood, CO 80112-3924.
2 If elected, each Director will serve for an indefinite term, until his or her resignation, death or removal.
1 The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
2 If elected, Mr. Murphy will serve for an indefinite term, until his resignation, death or removal.
1 The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Mr. Wixted and Ms. Ives, whose address is 6803 S. Tucson Way, Englewood, CO 80112-3924.

2 Each Officer serves for an annual term or until his or her resignation, death or removal.